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                                  EXHIBIT 10(i)

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT

     AMENDMENT dated as of March 31, 1999 to the Credit Agreement dated as of March 31, 1997 (the "Agreement") among WITCO CORPORATION (the "Company"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party hereto (the "Banks") THE CHASE MANHATTAN BANK, as

Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF

NEW YORK, as Documentation Agent (the "Documentation Agent").

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

      SECTION 2. Debt. Section 5.07(a) of the Agreement is amended as Follows:

      (a) the date "March 31, 1999" is changed to "December 31, 1999"; and

      (b) the date "April 1, 1999" is changed to "January 1, 2000".

      SECTION 3. Representations of Company. The Company represents and Warrants that as of the date hereof and after giving effect hereto:

      (a) no Default under the Agreement has occurred and is continuing; and

      (b) each representation and warranty of the Company set forth in the Agreement is true and correct.

      SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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     SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Documentation Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Documentation Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                WITCO CORPORATION

                                By  /s/ James Rutledge
                                  -------------------------------------
                                  Title:  Vice President and Treasurer


                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK,
                                as a Bank and as Documentation Agent

                                By  /s/ Robert Bottamedi
                                  -------------------------------------
                                  Title: Vice President


                                THE CHASE MANHATTAN BANK
                                as a Bank and as Administrative Agent

                                By  /s/ Mary Elisabeth Swerz
                                  -------------------------------------
                                  Title: Vice President


                                ABN AMRO BANK N.V.,
                                NEW YORK BRANCH

                                By  /s/ John W. Deegan
                                  -------------------------------------
                                  Title: Group Vice President


                                By  /s/ Pauline McHugh
                                  -------------------------------------
                                  Title: Vice President


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                                BANCA COMMERCIALE ITALIANA,
                                NEW YORK BRANCH

                                By  /s/ Charles Dougherty
                                  -------------------------------------
                                  Title: Vice President


                                By  /s/ Tiziano Gallonetto
                                  -------------------------------------
                                  Title: Assistant Vice President


                                BANK OF AMERICA NT&SA

                                By  /s/ Wendy J. Gorman
                                  -------------------------------------
                                  Title: Assistant Vice President


                                CITIBANK, N.A.

                                By  /s/ Frank Gerbasi
                                  -------------------------------------
                                  Title: Vice President


                                COMMERZBANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCH

                                By  /s/ Robert Donohue
                                  -------------------------------------
                                  Title: Senior Vice President


                                By  /s/ Peter Doyle
                                  -------------------------------------
                                  Title: Assistant Vice President



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                                DEUTSCHE BANK AG, NEW YORK BRANCH
                                AND/OR CAYMAN ISLANDS BRANCH

                                By  /s/ Jean Hannigan
                                  -------------------------------------
                                  Title: Vice President


                                By  /s/ Andreas Neumeier
                                  -------------------------------------
                                  Title: Vice President


                                FLEET NATIONAL BANK

                                By  /s/ Barbara Agostini Keega
                                  -------------------------------------
                                  Title: Vice President


                                MELLON BANK, N.A.

                                By  /s/ Mark T. Ricci
                                  -------------------------------------
                                  Title: Banking Officer


                                THE SUMITOMO BANK, LIMITED,
                                NEW YORK BRANCH

                                By  /s/ J. Bruce Meredith
                                  -------------------------------------
                                  Title: Senior Vice President


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